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[logo]                       COMMERCIAL CONTINUING
                                   GUARANTY

Ventura Bank
1650 South Colorado Blvd.
Denver, CO 80222
"Lender"

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              GUARANTOR                             BORROWER
ARTHUR C. ARMIJO                       ACI SYSTEMS, INC.





              ADDRESS                                ADDRESS

04/5    26/ ROAD                        7002 REVERE PARKWAY, SUITE 40
GLENWOOD, CO 81601                      ENGLEWOOD, CO 80111
TELEPHONE NO.     IDENTIFICATION NO.    TELEPHONE NO.       IDENTIFICATION NO.
                  ###-##-####           790-7565            33-0502730
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    1.   CONSIDERATION.  This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

    2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively "Obligations") to Lender as follows:

[X] UNLIMITED: Guarantor's Obligations under this Guaranty shall be unlimited and shall include all present or future Obligations between Borrower and Lender (whether executed for the same or different purposes than the foregoing) together with all interest and all of Lender's expenses and costs, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

[ ] LIMITED: Guarantor's Obligations under this Guaranty shall include all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), but shall be limited to the principal amount of _____________________________________
      _______________________________________________________________ Dollars,
      together with all interest and all of Lender's expenses and costs, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements of substitutions thereto.

[ ] LIMITED TO THE FOLLOWING DESCRIBED NOTES/ AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described promissory notes and agreements between Borrower and Lender, together with all interest and all of Lender's expenses and costs, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

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INTEREST    PRINCIPAL AMOUNT/      FUNDING/    MATURITY     CUSTOMER     LOAN
 RATE        CREDIT LIMIT     AGREEMENT DATE    DATE        NUMBER     NUMBER
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    3.   ABSOLUTE AND CONTINUING NATURE OF GUARANTY.  Guarantor's
obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation or other financial deterioration of any Borrower, Guarantor, or third party.

    4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

    5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty, notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower, notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and the Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

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GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE
TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENT TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

DATED: NOVEMBER 17, 1993





GUARANTOR:  ARTHUR C. ARMIJO               GUARANTOR:


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ARTHUR C. ARMIJO


GUARANTOR:                                 GUARANTOR:


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